Sub-Items 77I and 77Q1(d)

As of the six-month period ended March 31, 2014, ALPS Series Trust (the “Registrant”) offered the following series and share classes:

Series	Class(es)	Registration Statement
Cognios Market Neutral Large Cap Fund (the “Cognios Fund”)	Investor Institutional	Pre-Effective Amendment No. 2 (SEC Accession No. 0001193125-12-508384)
GKE Asian Opportunities Fund (the “GKE Fund”)	Institutional	Post-Effective Amendment No. 4 (SEC Accession No. 0001193125-13-312067)
Crystal Strategy Absolute Income Fund (the Absolute Income Fund”)	Class A Class I Class R	Post-Effective Amendment No. 10 (SEC Accession No. 0001193125-13-474686)
Crystal Strategy Absolute Return Fund (the Absolute Return Fund”	Class A Class I Class R	Post-Effective Amendment No. 10 (SEC Accession No. 0001193125-13-474686)
Crystal Strategy Leveraged Alternative Fund (the “Leveraged Alternative Fund”)	Class A Class I Class R	Post-Effective Amendment No. 10 (SEC Accession No. 0001193125-13-474686)
Insignia Macro Fund (the “Insignia Fund”)	Class A Class I	Post-Effective Amendment No. 11 (SEC Accession No. 0001193125-13-479225)
Riverside Frontier Markets Fund (the “Riverside Fund”)	Investor Institutional	Post-Effective Amendment No. 16 (SEC Accession No. 0001193125-14-064634)

Pre-Effective Amendment No. 2 and Post-Effective Amendment Nos. 4, 10, 11 and 16 include the terms of the respective classes of the Cognios Fund, the GKE Fund, the Absolute Income Fund, the Absolute Return Fund, the Leveraged Alternative Fund, the Insignia Fund and the Riverside Fund, respectively, and are hereby incorporated by reference as part of the response to Sub-Items 77I and 77Q1(d) of the Registrant’s Form N-SAR.

Sub-Item 77Q1(e):

Investment Advisory Agreement dated December 16, 2013 between the Registrant and Brinker Capital, Inc. on behalf of the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Leveraged Alternative Fund is incorporated herein by reference to Exhibit 99.(D)(4) to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed on December 16, 2013, accession number: 0001193125-13-474686.

Investment Advisory Agreement dated December 9, 2013 between the Registrant and Meritage Capital, LLC on behalf of the Insignia Macro Fund is incorporated herein by reference to Exhibit 99.(D)(5) to Post-Effective Amendment No. 11 to the Registrant’s Registration

Statement on Form N-1A filed on December 19, 2013, accession number: 0001193125-13-479225.

Investment Sub-Advisory Agreement dated December 9, 2013 among the Registrant, Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. on behalf of the Insignia Macro Fund is incorporated herein by reference to Exhibit 99.(D)(6) to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed on December 19, 2013, accession number: 0001193125-13-479225.

Investment Advisory Agreement dated February 24, 2014 between the Registrant and Riverside Advisors, LLC on behalf of the Riverside Frontier Markets Fund is incorporated herein by reference to Exhibit 99.(D)(7) to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A filed on February 24, 2014, accession number: 0001193125-14-064634.